                       SUPPLEMENT DATED DECEMBER 1, 2003
                                    TO THE
                                 PROSPECTUSES
                                    OF THE
                             FUNDS INDICATED BELOW

   The following text supplements the section entitled "Management in each of the currently effective Prospectuses for each of the Funds listed below.

Recent Developments

   The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

   The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

   CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.


   CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.

   Citicorp Trust Bank, fsb. is the Fund's transfer agent and State Street Bank and Trust Company (as well as its affiliate, State Street Canada, Inc.) is the sub-transfer agent, which is not affiliated with either CAM or PFPC Inc.
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CitiFunds Premium Trust               December 31, 2002
   Citi Premium Liquid Reserves
   Citi Premium US Treasury Reserves

CitiFunds Institutional Trust                          December 31, 2002
   Citi Institutional Liquid Reserves
   Citi Institutional Cash Reserves
   Citi Institutional US Treasury Reserves
   Citi Institutional Tax Free Reserves
   Citi Institutional Enhanced Income Fund

CitiFunds Trust III                                    December 31, 2002
   Citi Cash Reserves
   Citi US Treasury Reserves
   Citi California Tax Free Reserves
   Citi Connecticut Tax Free Reserves, Class N Shares
   Citi New York Tax Free Reserves
   Citi Tax Free Reserves

FD